INVESTOR PRESENTATION

3Q 2024

NASDAQ: ALRS

ALERUS

DISCLAIMERS

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management's long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; our ability to successfully manage credit risk and maintain an adequate level of allowance for credit losses; new or revised accounting standards; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including the level and impact of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in recent bank failures; our ability to raise additional capital to implement our business plan; the overall health of the local and national real estate market; concentrations within our loan portfolio; the concentration of large loans to certain borrowers; our ability to successfully manage credit risk; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of HMN Financial, Inc. ("HMNF") which we acquired in the fourth quarter of 2024; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors' information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry, including from non-banks such as credit unions, Fintech companies and digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation ("FDIC") insurance limits; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions, including the acquisitions of Metro Phoenix Bank and HMNF; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes, including in response to the recent bank failures; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather, natural disasters, widespread disease or pandemics; acts of war or terrorism, including the ongoing conflict in the Middle East and the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; changes to U.S. or state tax laws, regulations and guidance; potential changes in federal policy and at regulatory agencies as a result of the upcoming 2024 presidential election; talent and labor shortages and employee turnover; our success at managing the risks involved in the foregoing items; and any other risks described in the "Risk Factors" sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Miscellaneous

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information.

COMPANY PROFILE

Alerus is a commercial wealth bank and a national retirement plan provider

DIVERSIFIED REVENUE(1)

Last Twelve Months Ended September 30, 2024

Net Interest Income:
$90.3 million
45.9% of revenue

Noninterest Income:
$106.5 million
54.1% of revenue



Net Interest Income 45.9%
Retirement & Benefits Revenue 32.1%
Wealth Advisory Revenue 12.8%
Banking Fees & Other Revenue(2) 9.2%

RETIREMENT AND BENEFIT SERVICES

Retirement
- Plan administration
- Trust and custodial offerings
- Record keeping

Benefits
- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM:
$ in billions



$31.9
$34.2
$36.7
$32.1
$36.7
$41.2
2019
2020
2021
2022
2023
3Q 2024

BANKING

Business Services
- Commercial and small business offerings
- Treasury Management services
- SBA & CRE Lending

Consumer Services
- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions



$2.4
$3.0
$3.4
$3.8
$3.9
$4.1
2019
2020
2021
2022
2023
3Q 2024

WEALTH ADVISORY

- **Financial Planning:** Retirement | Tax | Estate planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate Administration | Corporate Trusteeship

AUA / AUM:
$ in billions



$3.1
$3.3
$4.0
$3.6
$4.0
$4.4
2019
2020
2021
2022
2023
3Q 2024

1. Excludes net losses on investment securities of $24.6 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."
2. Banking and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

FRANCHISE FOOTPRINT

FULL-SERVICE BANKING

- **Grand Forks, ND:** 4 offices ★
- **Fargo, ND:** 3 offices ★
- **Twin Cities, MN:** 6 offices ★
- **Phoenix, AZ:** 2 offices ★

RETIREMENT AND BENEFIT SERVICES

- Offices in **Minnesota**, **North Dakota**, **Michigan**, and **Colorado** ▲
- Retirement plan service clients in all **50 states**



Market Distribution and Client Base

- **36,700** Consumer banking clients
- **16,800** Commercial banking clients
- **8,600** Employer-sponsored retirement plans
- **10,900** Wealth clients
- **492,500** Employer-sponsored retirement and benefit plan participants and health savings account participants
- **34,000** Flexible spending account and health reimbursement arrangement participants

BANKING

LOANS: $3,032



27.6%
57.8%
14.6%

DEPOSITS: $3,324



37.3%
25.0%
10.0%
27.7%

WEALTH ADVISORY

AUA / AUM: $4,398



75.6%
8.8%
3.9%
11.7%

RETIREMENT AND BENEFITS

AUA / AUM: $41,249



9.3%
13.5%
77.2%

LEGEND: North Dakota | Minnesota | Arizona | National | Synergistic | *($ in millions)*

STRATEGIC GROWTH

To supplement our organic growth, we have executed 26 acquisitions throughout the history of our company including: 16 in Banking, and 10 in Retirement and Benefits.



1879
Began as the Bank of Grand Forks
2000
Rebranded to Alerus
2007
Expanded to Minnesota Market
2009
Expanded to Arizona Market
2019
Completed Initial Public Offering (IPO)
2022
Acquired Metro Phoenix Bank
2024
Completed acquisition of HMN Financial, Inc. on October 9th

ROE[1] (5 Year History: 2019 - 2023)



9.2%
11.2%
12.5%
KBW Regional Bank Index (Average)
KBW Regional Bank Index (Top Quartile)
Alerus Financial[2]

ROA[1] (5 Year History: 2019 - 2023)



1.08%
1.28%
1.31%
KBW Regional Bank Index (Average)
KBW Regional Bank Index (Top Quartile)
Alerus Financial[2]

1. Source S&P Capital IQ.
2. Excludes net losses on investment securities (after-tax) of $19.5 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

STRATEGIC INITIATIVES

One Alerus = Working Better Together to Grow



Client Oriented
Diversified Services
Synergistic Growth
Tailored Advice
Technology Investment
Reinvention of Processes
One Alerus

Our **Purpose Powers** our **Culture**

Passion for Excellence

Act with accountability and sense of urgency to best serve clients and achieve exceptional results

Success is Never Final

Embrace opportunities to adapt and grow with our industry and our clients

Do the Right Thing

Lead with integrity and provide valued advice and guidance

One Alerus

Work together to provide purpose-driven products and services for our clients

ORGANIC GROWTH

- Collaborative leadership team focused on ***new client*** acquisition, retention, and ***deepening relationships*** with existing clients
- ***Diversified business model*** focused on bringing value to clients through advice and specialty solutions to help clients grow
- Leveraging ***growth synergies*** unavailable to traditional banking organizations

EMPLOYER OF CHOICE

- Recruiting and retaining ***top talent across the organization*** with deep expertise and industry experience
- ***Accelerating growth*** in existing or new mid-market C&I banking markets and specialty niches ***with talent and team lift-outs***

STRATEGIC ACQUISITIONS

- Proven history as ***acquiror of choice*** focused on complementary business models, cultural similarities, and growth opportunities
- Acquisition targets include nationwide ***retirement and benefit*** service providers, ***wealth management*** firms, and ***banks***

PRODUCTIVITY AND EFFICIENCY

- Providing ***secure and reliable*** technology that meets evolving client expectations
- Integrating our full product and service offerings through our ***fast-follower*** technology strategy

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



AL VILLALON
Executive Vice President and
Chief Financial Officer
2 years with Alerus



KARIN TAYLOR
Executive Vice President and
Chief Risk Officer and Operating Officer
6 years with Alerus



JIM COLLINS
Executive Vice President and
Chief Banking and Revenue Officer
2 years with Alerus



MISSY KENEY
Executive Vice President and
Chief Engagement Officer
19 years with Alerus



FORREST WILSON
Executive Vice President and
Chief Retirement Services Officer
Joined Alerus in 2024



JON HENDRY
Executive Vice President and
Chief Technology Officer
40 years with Alerus



KATIE LORENSON
Director, President and
Chief Executive Officer
7 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



JOHN URIBE
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



NIKKI SORUM
Since 2023
Former Head of Sales and Distribution, Thrivent; Former SVP, Private Client Group, RBC Wealth Management



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors; Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



JEFFREY BOLTON
Since 2024
Former CAO & CFO, Mayo Clinic



JANET ESTEP
Since 2021
Former President and CEO, Nacha; Former EVP, US Bank Transaction Division; Former VP, Pace Analytical Services


ALERUS

THIRD QUARTER HIGHLIGHTS

Office in Excelsior, Minnesota

3Q 2024 HIGHLIGHTS

Success is Never Final

EARNINGS

NII:
$22.5 million
2.35% adjusted[(1)] NIM

Fee Income:
$28.4 million
+3.6% vs. 2Q24

Diversified Earnings:
Fee Income 55.7%
of revenue in 3Q24

BALANCE SHEET

Loans:
$3.0 billion
+4.0% vs. 2Q24

Deposits:
$3.3 billion
+0.8% vs. 2Q24

L/D Ratio:
91%
+2.8% vs. 2Q24

AUA / AUM:
$45.6 billion
+4.8% vs. 2Q24

ASSET & CAPITAL STRENGTH

ACL:
1.29%
4 bps of net charge-offs to average loans

CET1:
11.1%
6.5% "well capitalized" minimum

TBV[(2)]:
$16.50
+4.6% vs. 2Q24

TCE / TA[(2)]:
8.11%
+85 bps vs. 2Q24

VALUE CREATION

Repaid Bank Term Funding Program (BTFP)
Earned $1.2 million in risk-free net interest income for the duration of the trade

Sold Shorewood, Minnesota Branch
Recognized a gain on sale of the fixed assets sold

Paid $0.20 Dividend Per Share
$4.0 million to shareholders

1. Excludes impact of BTFP arbitrage trade and purchase accounting accretion. See "Non-GAAP Disclosure Reconciliation."
2. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

3Q 2024 RESULTS

Income Statement

(dollars and shares in thousands, except per share data)	Three months ended September 30, 2024 (Unaudited)	Three months ended June 30, 2024 (Unaudited)	Three months ended September 30, 2023 (Unaudited)	Nine months ended September 30, 2024 (Unaudited)	Nine months ended September 30, 2023 (Unaudited)
Net Interest Income	$ 22,542	$ 24,001	$ 20,395	$ 68,761	$ 66,287
Provision for Credit Losses	1,661	4,489	—	6,150	550
Net Interest Income After Provision for Credit Losses	20,881	19,512	20,395	62,611	65,737
Noninterest Income	28,363	27,371	28,407	81,057	79,439
Noninterest Expense	42,447	38,752	37,260	120,218	111,503
Income Before Income Taxes	6,797	8,131	11,542	23,450	33,673
Income Tax Expense	1,590	1,923	2,381	5,604	7,222
Net Income	$ 5,207	$ 6,208	$ 9,161	$ 17,846	$ 26,451
Adjusted Net Income [1]	*6,168*	*6,902*	*7,240*	*19,743*	*24,228*
Pre-Provision Net Revenue[1]	$ 8,458	$ 12,620	$ 11,542	$ 29,600	$ 34,223
Adjusted Pre-Provision Net Revenue [1]	*9,674*	*13,498*	*9,110*	*32,001*	*31,727*
Per Common Share Data					
Earnings Per Common Share - Diluted	$ 0.26	$ 0.31	$ 0.45	$ 0.89	$ 1.30
Adjusted Earnings Per Common Share - Diluted [1]	*0.31*	*0.34*	*0.36*	*0.98*	*1.19*
Diluted Average Common Shares Outstanding	20,075	20,050	20,095	20,037	20,193
Performance Ratios					
Return on Average Total Assets	0.48 %	0.58 %	0.95 %	0.56 %	0.93 %
Adjusted Return on Average Total Assets	*0.57 %*	*0.65 %*	*0.75 %*	*0.62 %*	*0.85 %*
Return on Average Tangible Common Equity [1]	7.83 %	9.40 %	13.51 %	8.98 %	13.27 %
Adjusted Return on Average Tangible Common Equity [1]	*9.04 %*	*10.30 %*	*10.97 %*	*9.80 %*	*12.27 %*
Noninterest Income as a % of Revenue	55.72 %	53.28 %	58.21 %	54.10 %	54.51 %
Net Interest Margin (Tax-Equivalent)	2.23 %	2.39 %	2.27 %	2.31 %	2.50 %
Adjusted Net Interest Margin (Tax-Equivalent) [1]	*2.35 %*	*2.47 %*	*2.24 %*	*2.41 %*	*2.46 %*
Efficiency Ratio [1]	80.29 %	72.50 %	73.37 %	77.17 %	73.57 %
Adjusted Efficiency Ratio [1]	*77.71 %*	*70.80 %*	*77.03 %*	*75.50 %*	*74.58 %*

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

PERFORMANCE RATIOS



Return on Average Assets(1)
Reported
Adjusted(2)
0.95%
0.75%
0.58%
0.65%
0.48%
0.57%
3Q 2023
2Q 2024
3Q 2024



Return on Average Tangible Common Equity(1)/(2)
Reported
Adjusted(2)
13.51%
10.97%
9.40%
10.30%
7.83%
9.04%
3Q 2023
2Q 2024
3Q 2024



Tangible Book Value per Share(2)
$14.32
$15.77
$16.50
3Q 2023
2Q 2024
3Q 2024

1. Rates have been annualized.
2. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY REVENUE ITEMS



Net Interest Income
$ in thousands
$20,395
$24,001
$22,542
3Q 2023
2Q 2024
3Q 2024

Net Interest Income: (6.1%) Linked Quarter
+10.5% Year-over-year



Noninterest Income
$ in thousands | % of noninterest income
Retirement & Benefit Services
Wealth Advisory
Banking Fees and Other(1)
$28,407
$27,371
$28,363
$4,531 16.0%
$4,933 18.0%
$5,535 19.5%
$5,271 18.5%
$6,360 23.2%
$6,684 23.6%
$18,605 65.5%
$16,078 58.8%
$16,144 56.9%
3Q 2023
2Q 2024
3Q 2024

Noninterest Income: +3.6% Linked Quarter
(0.2%) Year-over-year

1. Banking fees and other consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

NET INTEREST INCOME

YIELDS AND RATES

Earning Assets



2.60%
5.44%
4.66%
2.69%
5.88%
5.26%
2.55%
5.73%
5.12%
3Q 2023
2Q 2024
3Q 2024
Investment Securities Yield
Loan Yield
Total Earning Asset Yield

Cost of Funds



2.01%
2.66%
2.53%
2.65%
3.34%
3.03%
2.72%
3.36%
3.07%
3Q 2023
2Q 2024
3Q 2024
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds

NIM(1)



2.27%
-0.03%
2.24%
2.39%
-0.10%
0.18%
2.47%
2.23%
-0.02%
0.14%
2.35%
3Q 2023
2Q 2024
3Q 2024
Reported NIM
PAA
BTFP
Adjusted NIM(2)

NII AND NIM(1) WALK

$ in Thousands



$24,001
$471
$245
$(26)
$(300)
$(1,849)
$22,542
2Q 2024
Asset Volume/Mix
Accrual Days
Liability Rate
Liability Volume/Mix
Asset Rate
3Q 2024

NIM:	**2.39%**	0.02%	0.02%	0.00%	(0.03%)	(0.17%)	**2.23%**

QUARTERLY HIGHLIGHTS

- Net interest income for the third quarter of 2024 decreased 6.1% from the second quarter of 2024.
  - The decrease was primarily due to a decrease in interest income on lower cash balances as a result of higher loan growth, lower purchase accounting accretion from the Metro Phoenix Bank acquisition, and increased interest expense on higher deposit balances. These pressures were partially offset by an increase in interest income on higher average loan balances.
- Net interest margin (on a tax-equivalent basis) decreased 16 basis points from the second quarter of 2024.
  - The decline was mainly attributable to less purchase accounting accretion, the impact of nonaccrual loans, and higher cost of funds from growth in average interest-bearing deposit balances. This was partially offset by strong loan growth.
- Repaid BTFP borrowings resulting in risk-free net interest income of $1.2 million earned during the duration of the trade.

1. Tax-equivalent net interest margin.

2. Adjusted for BTFP arbitrage trade and purchase accounting accretion (PAA). Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

Yields and rates have been annualized.

EARNING ASSETS

SEPTEMBER 30, 2024 LOAN PORTFOLIO[1]



1.2%
20.0%
5.7%
9.1%
22.6%
9.8%
2.8%
28.8%

LOAN PORTFOLIO[1] CHANGES

$ in thousands

Chart Legend	Category	As of 9/30/2023	As of 6/30/2024	As of 9/30/2024	Change QoQ	Change YoY
■	Commercial and industrial	$ 547,644	$ 591,779	$ 606,245	2.4%	10.7%
■	CRE - Construction, land and development	97,742	161,751	173,629	7.3%	77.6%
■	CRE - Multifamily	214,148	242,041	275,377	13.8%	28.6%
■	CRE - Non-owner occupied	504,827	647,776	686,071	5.9%	35.9%
■	CRE - Owner occupied	264,458	283,356	296,366	4.6%	12.1%
■	Agriculture	76,324	81,959	85,257	4.0%	11.7%
■	Residential real estate	870,470	871,393	873,005	0.2%	0.3%
■	Other consumer	30,817	35,737	36,393	1.8%	18.1%
	Total	**$ 2,606,430**	**$ 2,915,792**	**$ 3,032,343**	**4.0%**	**16.3%**

INVESTMENT PORTFOLIO



$ in thousands
Trading Securities
Municipals
Corporate Debt
Corporate ABS & CMO
Agency Non-MBS
Agency MBS
$943,488
13.8%
6.0%
45.4%
0.3%
34.5%
$748,896
16.5%
0.4%
6.6%
41.8%
0.1%
34.6%
$750,761
16.3%
0.4%
6.6%
41.6%
0.1%
35.0%
9/30/2023
6/30/2024
9/30/2024

	9/30/2023	6/30/2024	9/30/2024
Held-to-Maturity:	32.2%	38.3%	37.6%
Available-for-Sale:	67.8%	61.3%	62.1%
Trading Securities[2]:	0.0%	0.4%	0.3%
% of Earning Assets:	26.0%	18.2%	19.6%
AOCI:	$(113,483)	$(75,029)	$(63,424)

QUARTERLY HIGHLIGHTS

- Total loans grew 4.0% from June 30, 2024.
- Quarter over quarter growth was driven by an increase in total CRE loans, which increased 7.2%, and an increase in C&I loans which grew 2.4%, from the second quarter of 2024.
- Residential real estate loans were stable quarter over quarter given focused allocation of portfolio capital.
- Total non-owner occupied and multifamily CRE loans, to total Bank risk-based capital[3] was 227% as of September 30, 2024.
- The investment portfolio was stable compared to June 30, 2024, as increased paydowns were offset by available-for-sale market value appreciation.

1. Additional loan portfolio breakdown available in appendix
2. Trading securities consist of mutual funds held for deferred compensation.
3. Alerus Financial, N.A. (Bank) total risk-based capital was $423 million as of September 30, 2024.

DEPOSIT CHARACTERISTICS

SEPTEMBER 30, 2024 DEPOSIT PORTFOLIO (BY CATEGORY)



Interest-bearing: 80.2%
5.6%
14.7%
Noninterest-bearing: 19.8%
28.8%
31.1%

DEPOSIT PORTFOLIO CHANGES

$ in thousands

Chart Legend	Category	As of 9/30/2023	As of 6/30/2024	As of 9/30/2024	Change QoQ	Change YoY
■	Noninterest-bearing	$ 717,990	$ 701,428	$ 657,547	-6.3%	-8.4%
■	Interest-bearing demand	759,812	1,003,585	1,034,694	3.1%	36.2%
■	Money market and savings	871,720	918,598	956,727	4.2%	9.8%
■	Time deposits	346,935	491,345	488,447	-0.6%	40.8%
■	HSA deposits	175,727	183,619	186,135	1.4%	5.9%
	Total	**$ 2,872,184**	**$ 3,298,575**	**$ 3,323,550**	**0.8%**	**15.7%**
	Loan to deposits ratio	**90.7%**	**88.4%**	**91.2%**		

SEPTEMBER 30, 2024 DEPOSIT PORTFOLIO (BY CLIENT SEGMENT)



Public 5.6%
Synergistic 27.7%
Consumer 27.9%
Commercial 38.8%

Synergistic[(1)] deposits grew **+20.5%** from September 30, 2023.

QUARTERLY HIGHLIGHTS

- Total deposits increased 0.8% from June 30, 2024.
- The loans to deposits ratio was 91.2% as of September 30, 2024, a 2.8% increase from June 30, 2024.
- The increase in total deposits was due to both expanded and new commercial deposit relationships, along with synergistic deposit growth. This was partially offset by seasonal outflows of public funds.
- The Company continued to have $0 of brokered deposits as of September 30, 2024.

1. Synergistic deposits are sourced from the Retirement and Benefits Services and Wealth Advisory Services segments.

BANKING SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	3Q 2024	2Q 2024	3Q 2023
Net interest income	$ 22,542	$ 24,001	$ 20,395
Provision for credit losses	1,661	4,489	-
Noninterest income[2]	5,536	4,933	4,531
Total revenue	26,417	24,445	24,926
Noninterest expense[3]	20,269	18,913	18,881
Net income before taxes:	**$ 6,148**	**$ 5,532**	**$ 6,045**

NONINTEREST INCOME BREAKDOWN

$ in thousands



$4,531
$4,933
$5,535
$1,135
$558
$328
$2,510
$1,421
$502
$456
$2,554
$1,972
$502
$488
$2,573
3Q 2023
2Q 2024
3Q 2024
Mortgage
Service Charges
Debit Card Interchange
Other

MORTGAGE HIGHLIGHTS

$ in millions



Portfolio
Sale
$110
$17
$93
$109
$12
$97
$82
$3
$79
3Q 2023
2Q 2024
3Q 2024

	3Q 2023	2Q 2024	3Q 2024
Purchase:	97.7%	97.1%	94.6%
Refinance:	2.3%	2.9%	5.4%
Fair Value Change:	$(407)	$234	$(221)

$ in thousands

BANKING SERVICES QUARTERLY HIGHLIGHTS

- Banking services noninterest income increased 12.2% from the second quarter of 2024.
- The increase was primarily driven by a gain on the sale of fixed assets related to the sale of the Shorewood, Minnesota branch in the western suburbs of the Twin Cities.
- All other noninterest income categories for Banking Services were stable or up slightly compared to the prior quarter.

1. Includes Corporate Administration income.
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Excludes HMN merger related expenses.

RETIREMENT AND BENEFIT SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	3Q 2024	2Q 2024	3Q 2023
Recurring annual income	$ 12,827	$ 12,647	$ 12,959
Transactional income	3,317	3,431	2,871
Gain on sale of ESOP trustee business	-	-	2,775
Total noninterest income	16,144	16,078	18,605
Noninterest expense	14,154	13,424	13,269
Net income before taxes:	**$ 1,990**	**$ 2,654**	**$ 5,336**

AUA / AUM AND PARTICIPANTS

$ in millions



$34,200
$36,733
$32,123
$36,682
$41,249
423,156
447,564
453,757
473,692
492,504
2020
2021
2022
2023
3Q 2024
AUA/AUM
Participants

SYNERGISTIC DEPOSITS

$ in thousands



$493,962
$525,778
$529,584
$598,160
$640,571
$136,946
$170,224
$167,796
$188,349
$192,257
$126,518
$153,224
$166,171
$176,729
$186,135
$230,498
$202,330
$195,617
$233,082
$262,179
2020
2021
2022
2023
3Q 2024
Money Market
HSA
Other

QUARTERLY HIGHLIGHTS

- Retirement and Benefit Services revenue increased 0.4% compared to the second quarter of 2024.
- AUA / AUM grew 4.7% from June 30, 2024. The increase was primarily due to improved equity and bond markets.
- 40% of Retirement and Benefit Services revenue is market sensitive.
- 52.7% of Retirement and Benefit Services synergistic deposits are indexed.
- HSA synergistic deposits had an average cost of funds of 10 bps for the third quarter of 2024.

1. Excludes funds transfer pricing credit on synergistic deposits.

WEALTH ADVISORY SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	3Q 2024	2Q 2024	3Q 2023
Asset management	5,972	$ 5,564	$ 4,726
Brokerage	365	439	391
Insurance and advisory	347	357	154
Total noninterest income	6,684	6,360	5,271
Noninterest expense	3,838	3,908	3,351
Net income before taxes:	**$ 2,846**	**$ 2,452**	**$ 1,920**

AUA / AUM

$ in millions



$3,339
$4,040
$3,583
$4,019
$4,398
2020
2021
2022
2023
3Q 2024

SYNERGISTIC DEPOSITS

$ in thousands



$101,621
$143,183
$161,973
$253,384
$280,038
2020
2021
2022
2023
3Q 2024

QUARTERLY HIGHLIGHTS

- Wealth advisory services revenue increased 5.1% from the second quarter of 2024.
- Synergistic deposits grew 12.8% in the third quarter compared to June 30, 2024.
- AUA / AUM has increased 5.4% from June 30, 2024. The increase was primarily due to improved equity and bond markets.
- 93.3% of Wealth Advisory Services synergistic deposits are indexed.

1. Excludes funds transfer pricing credit on synergistic deposits.

NONINTEREST EXPENSE



$ in Thousands
$37,260
$343
$4,921
$1,716
$4,774
$1,883
$23,623
$38,752
$878
$4,566
$1,810
$4,599
$1,815
$25,084
$42,447
$1,692
$4,761
$2,606
$4,879
$2,082
$26,426
3Q 2023
2Q 2024
3Q 2024
Compensation and Benefits
Occupancy and Equipment
Business Services, Software and Technology
Professional Fees and Assessments
Other(1)
One-time items(2)

Noninterest Expense: +9.5% Linked Quarter
+13.9% Year-over-year

QUARTERLY HIGHLIGHTS

- Noninterest expense increased $3.7 million, or 9.5%, compared to the second quarter of 2024.
- Professional fees and assessments increased $0.8 million, or 44.0%, from the second quarter of 2024, primarily driven by increased examination and audit expenses.
- Compensation expense increased $0.8 million, or 3.9%, from the second quarter of 2024, primarily driven by experienced talent acquisitions in commercial lending and higher labor costs.

YEAR-OVER-YEAR HIGHLIGHTS

- Noninterest expense increased $5.2 million, or 13.9%, compared to the third quarter of 2023.
- Professional fees and assessments increased primarily due to an increase in FDIC assessments.
- Compensation expense increased $2.0 million, or 10.4%, in the third quarter of 2024, primarily due to increased labor costs. Employee taxes and benefits expense increased $0.5 million, or 10.3%, primarily due to increased costs related to group insurance.

1. Consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.
2. Consists of HMN merger related expenses and severance and signing bonus expenses. See "Total adjusted noninterest expense items" in the "Non-GAAP Disclosure Reconciliation."

ASSET QUALITY AND RESERVE LEVELS

NPA / ASSETS %


1.18%
0.17%
0.09%
0.10%
0.22%
2020
2021
2022
2023
3Q 2024

NCO/ Avg Loans	0.03%	(0.04%)	0.02%	(0.04%)	0.04%

RESERVES OVER NPL %


1,437%
821%
674%
410%
82%
2020
2021
2022
2023
3Q 2024

RESERVES / LOANS %


1.73%
1.80%
1.27%
1.30%
1.29%
2020
2021
2022
2023
3Q 2024

HIGHLIGHTS

- For the third quarter of 2024, the Company had net charge-offs of $0.3 million which resulted in net charge-offs to average loans of 4 bps in the quarter.
- Reserves to total loans decreased 2 bps to from June 30, 2024, to 1.29%.
- Total nonperforming assets were $48.0 million as of September 30, 2024, an increase of $39.3 million from December 31, 2023. $25.0 million of the increase was primarily driven by one construction, land and development loan moving to nonaccrual status in the second quarter of 2024. A large residential real estate relationship and one CRE non-owner-occupied loan moving to nonaccrual status also contributed $13.6 million to the increase in nonaccrual loans during the third quarter of 2024.

CAPITAL AND SOURCES OF LIQUIDITY

COMMON EQUITY TIER 1


12.8%
14.7%
13.4%
11.8%
11.1%
2020
2021
2022
2023
3Q 2024

TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS


9.2%
13.2%
9.8%
15.1%
11.3%
13.7%
10.6%
12.1%
9.3%
11.4%
6%
4%
Tier 1 Capital
Leverage
2020
2021
2022
2023
3Q 2024
Tier 1 Leverage
Tier 1 Capital
Regulatory Capital Minimum to be considered adequately capitalized.

TOTAL RISK BASED CAPITAL


16.8%
18.6%
16.5%
14.8%
14.0%
8%
2020
2021
2022
2023
3Q 2024

Regulatory Capital Minimum to be considered adequately capitalized.

LIQUIDITY

$ in Thousands

Total assets	$ 4,084,640
Cash and cash equivalents	65,975
Unencumbered securities AFS	355,243
Overcollateralized securities pledging positions - AFS	3,543
Total On Balance Sheet Liquidity[(1)]	**424,760**
FHLB borrowing capacity	851,372
Fed funds lines	107,000
Brokered CD capacity[(2)]	816,928
Total Off Balance Sheet Liquidity	**1,775,300**
Total Liquidity as of 9/30/2024	**$ 2,200,061**
Total Liquidity (Ex-brokered CD Capacity)	***$ 1,383,133***

1. Excludes unencumbered HTM securities with a market value of $50.9 million. On 10/1/2024, $107.2 million of securities were unpledged from the Federal Reserve Bank of Minneapolis increasing the on balance sheet liquidity accordingly.
2. The Company continued to have $0 of brokered deposits as of September 30, 2024.

KEY TAKEAWAYS

Alerus remains well positioned to grow following the acquisition of HMN

EARNINGS

A diverse business model bolstered the third quarter

- Noninterest income grew across all categories compared to 2Q 2024
- 55.7% of noninterest income to total revenue
- Net interest income of $22.5 million for the quarter

BALANCE SHEET

Our strong talent acquisition and retention is driving client and franchise growth

- 4.0% growth in loans compared to June 30, 2024
- 0.8% increase in deposits compared to June 30, 2024
- 91.2% loan to deposit ratio with no brokered deposits

ASSET & CAPITAL STRENGTH

Continued strong reserves and capital metrics

- Total reserves to loans of 1.29%
- Net charge-offs to average loans of 4 basis points in the quarter
- 8.11% tangible common equity to tangible assets[1]

VALUE CREATION

We remain focused on the long-term success of the Company

- Repaid BTFP borrowings resulting in risk-free NII of $1.2 million during the trade
- Returned $4.0 million to stockholders through dividends
- Continued momentum in returning the Company to top tier performance

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

APPENDIX


ALERUS
ALERUS

Office in Downtown
Minneapolis, Minnesota

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)

Quarter ended September 30, 2024	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 23,220	$ -	$ -	$ (678)	$ 22,542
Provision for loan losses	1,661	-	-	-	1,661
Noninterest income[1]	4,940	16,144	6,684	595	28,363
Noninterest expense	20,269	14,154	3,838	4,186	42,447
Net income before taxes	**$ 6,230**	**$ 1,990**	**$ 2,846**	**$ (4,269)**	**$ 6,797**

Quarter ended June 30, 2024	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 24,684	$ -	$ -	$ (683)	$ 24,001
Provision for loan losses	4,489	-	-	-	4,489
Noninterest income[1]/[2]	4,999	16,078	6,360	(66)	27,371
Noninterest expense	18,913	13,424	3,908	2,507	38,752
Net income before taxes	**$ 6,281**	**$ 2,654**	**$ 2,452**	**$ (3,256)**	**$ 8,131**

Quarter ended September 30, 2023	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 21,073	$ -	$ -	$ (678)	$ 20,395
Provision for loan losses	-	-	-	-	-
Noninterest income[1]	4,660	18,605	5,271	(129)	28,407
Noninterest expense	18,881	13,269	3,351	1,759	37,260
Net income before taxes	**$ 6,852**	**$ 5,336**	**$ 1,920**	**$ (2,566)**	**$ 11,542**

1. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

LOAN PORTFOLIO BREAKDOWN

($ in thousands)	September 30, 2024 Balance	September 30, 2024 Percent of Portfolio	December 31, 2023 Balance	December 31, 2023 Percent of Portfolio
Commercial and industrial:				
General business	$ 301,629	9.9%	$ 258,008	9.3%
Services	152,354	5.0%	146,318	5.3%
Retail trade	93,437	3.1%	91,216	3.3%
Manufacturing	58,825	1.9%	66,638	2.4%
Total commercial and industrial	**606,245**	**20.0%**	**562,180**	**20.3%**
Commercial real estate:				
Construction, land and development	173,629	5.7%	124,034	4.5%
Multifamily	275,377	9.1%	245,103	8.9%
Non-owner occupied				
Office	103,422	3.4%	124,684	4.5%
Industrial	109,904	3.6%	104,241	3.8%
Retail	117,536	3.9%	96,578	3.5%
Hotel	125,451	4.1%	80,576	2.9%
Medical Office	106,808	3.5%	63,788	2.3%
Medical or nursing facility	72,256	2.4%	47,625	1.7%
Other commercial real estate	50,694	1.8%	51,862	1.9%
Total non-owner occupied	686,071	22.7%	569,354	20.6%
Owner Occupied	296,366	9.8%	271,623	9.8%
Total commercial real estate	**1,431,443**	**47.3%**	**1,210,114**	**43.8%**
Agricultural:				
Land	45,821	1.5%	40,832	1.5%
Production	39,436	1.3%	36,141	1.3%
Total agricultural	**85,257**	**2.8%**	**76,973**	**2.8%**
Consumer				
Residential real estate first lien	690,451	22.8%	697,900	25.3%
Residential real estate construction	11,808	0.4%	28,979	1.1%
Residential real estate HELOC	134,301	4.4%	118,315	4.3%
Residential real estate junior lien	36,445	1.2%	35,819	1.3%
Other Consumer	36,393	1.2%	29,303	1.1%
Total consumer	**909,398**	**30.0%**	**910,316**	**33.1%**
Total loans	**$ 3,032,343**	**100.0%**	**$ 2,759,583**	**100.0%**

LINE OF CREDIT UTILIZATION



C&I
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
60%
50%
40%
30%
20%
10%
0%
2019
2020
2021
2022
2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
Funded
Unfunded
Funded %



Home Equity Lines of Credit
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
60%
50%
40%
30%
20%
10%
0%
2019
2020
2021
2022
2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
Funded
Unfunded
Funded %

Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Changes in the ACL for Loans by Portfolio Segment

	Three months ended September 30, 2024				
($ in thousands)	Beginning Balance	Provision for Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial:					
Commercial and industrial	$ 6,234	$ 660	$ (246)	$ 153	$ 6,801
Commercial real estate					
Construction, land and development	10,820	(447)	—	—	10,373
Multifamily	2,430	161	—	—	2,591
Non-owner occupied	8,772	(260)	—	—	8,512
Owner occupied	2,280	233	(98)	14	2,429
Total commercial real estate	24,302	(313)	(98)	14	23,905
Agricultural					
Land	259	(2)	—	20	277
Production	185	(3)	—	—	182
Total Agriculture	444	(5)	—	20	459
Total commercial	**30,980**	**342**	**(344)**	**187**	**31,165**
Consumer:					
Residential real estate					
First lien	5,366	74	—	—	5,440
Construction	458	(355)	—	—	103
HELOC	886	68	—	—	954
Junior lien	314	807	—	—	1,121
Total residential real estate	7,024	594	—	—	7,618
Other consumer	328	190	(161)	2	359
Total Consumer	7,352	784	(161)	2	7,977
Total	**$ 38,332**	**$ 1,126**	**$ (505)**	**$ 189**	**$ 39,142**

1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of $0.5 million related to off-balance sheet credit exposure and ($14) thousand related to held-to-maturity investment securities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Allocation by Loan Portfolio Segment

($ in thousands)	September 30, 2024			December 31, 2023		
	Allocated Allowance		Percentage of segment allowance to segment loans	Allocated Allowance		Percentage of segment allowance to segment loans
Commercial and industrial	$	6,801	1.12%	$	9,705	1.73%
CRE - Construction, land and development		10,373	5.97%		6,135	4.95%
CRE - Multifamily		2,591	0.94%		1,776	0.72%
CRE - Non-owner occupied		8,512	1.24%		7,726	1.36%
CRE - Owner occupied		2,429	0.82%		2,449	0.90%
Agricultural - Land		277	0.60%		96	0.24%
Agricultural - Production		182	0.46%		84	0.23%
Residential real estate first lien		5,440	0.79%		6,087	0.87%
Residential real estate construction		103	0.87%		485	1.67%
Residential real estate HELOC		954	0.71%		835	0.71%
Residential real estate junior lien		1,121	3.08%		264	0.74%
Other Consumer		359	0.99%		201	0.69%
Total loans	**$**	**39,142**	**1.29%**	**$**	**35,843**	**1.30%**

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly					Nine months ended	
	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024	September 30, 2024	September 30, 2023
Total Assets	$ 3,869,138	$ 3,907,713	$ 4,338,093	$ 4,358,623	$ 4,084,640	$ 4,084,640	$ 3,869,138
Total Loans	2,606,430	2,759,583	2,799,475	2,915,792	3,032,343	3,032,343	2,606,430
Total Deposits	2,872,184	3,095,611	3,284,969	3,298,575	3,323,550	3,323,550	2,872,184
Tangible Common Equity[1]	284,137	305,186	309,018	311,933	326,517	326,517	284,137
Net Income	$ 9,161	$ (14,754)	$ 6,432	$ 6,208	$ 5,207	$ 17,846	$ 26,451
ROAA (%)	0.95	(1.51)	0.62	0.58	0.48	0.56	0.93
ROATCE(%)[1]	13.51	(18.85)	9.78	9.40	7.83	8.98	13.27
Net Interest Margin (FTE) (%)	2.27	2.37	2.30	2.39	2.23	2.31	2.50
Efficiency Ratio (FTE) (%)[1]	73.38	165.40	78.88	72.50	80.29	77.17	73.57
Non-Int. Income/Op. Rev. (%)	58.21	3.54	53.26	53.28	55.72	54.10	54.51
Earnings per common share - diluted	$ 0.45	$ (0.73)	$ 0.32	$ 0.31	$ 0.26	$ 0.89	$ 1.30
Total Equity/Total Assets (%)	9.03	9.45	8.57	8.56	9.46	9.46	9.03
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.47	7.94	7.23	7.26	8.11	8.11	7.47
Loans/Deposits (%)	90.75	89.15	85.22	88.40	91.24	91.24	90.75
NPLs/Loans (%)	0.35	0.32	0.26	0.95	1.58	1.58	0.35
NPAs/Assets (%)	0.23	0.22	0.17	0.63	1.18	1.18	0.23
Allowance/NPLs (%)	402.91	410.34	498.08	138.79	81.50	81.50	402.91
Allowance/Loans (%)	1.39	1.30	1.31	1.31	1.29	1.29	1.39
NCOs/Average Loans (%)	(0.09)	(0.04)	0.01	0.36	0.04	0.14	(0.04)

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Annual 2019	2020	2021	2022	2023	19-'23 CAGR
Total Assets	$ 2,356,878	$ 3,013,771	$ 3,392,691	$ 3,779,637	$ 3,907,713	13.5%
Total Loans	1,721,279	1,979,375	1,758,020	2,443,994	2,759,583	12.5%
Total Deposits	1,971,316	2,571,993	2,920,551	2,915,484	3,095,611	11.9%
Tangible Common Equity[1]	240,008	274,043	307,663	287,330	305,186	6.2%
Net Income	$ 29,540	$ 44,675	$ 52,681	$ 40,005	$ 11,696	
ROAA (%)	1.34	1.61	1.66	1.14	0.31	
ROATCE(%)[1]	17.46	17.74	18.89	15.09	5.37	
Net Interest Margin (FTE) (%)	3.65	3.22	2.90	3.04	2.46	
Efficiency Ratio (FTE) (%)[1]	73.22	68.40	70.02	72.86	85.85	
Non-Int. Income/Op. Rev. (%)	60.50	64.05	62.86	52.72	47.74	
Earnings per common share - diluted	1.91	2.52	2.97	2.10	0.58	
Total Equity/Total Assets (%)	12.12	10.96	10.59	9.44	9.45	
Tang. Cmn. Equity/Tang. Assets (%)[1]	10.38	9.27	9.21	7.74	7.94	
Loans/Deposits (%)	87.32	76.96	60.19	83.83	89.15	
NPLs/Loans (%)	0.45	0.26	0.12	0.16	0.32	
NPAs/Assets (%)	0.33	0.17	0.09	0.10	0.22	
Allowance/NPLs (%)	305.66	674.13	1,437.05	820.93	410.34	
Allowance/Loans (%)	1.39	1.73	1.80	1.27	1.30	
NCOs/Average Loans (%)	0.33	0.03	(0.04)	0.02	(0.04)	

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly					Nine months ended	
	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024	September 30, 2024	September 30, 2023
Tangible common equity to tangible assets							
Total common stockholders' equity	$ 349,402	$ 369,127	$ 371,635	$ 373,226	$ 386,486	$ 386,486	$ 349,402
Less: Goodwill	46,783	46,783	46,783	46,783	46,783	46,783	46,783
Less: Other intangible assets	18,482	17,158	15,834	14,510	13,186	13,186	18,482
Tangible common equity (a)	284,137	305,186	309,018	311,933	326,517	326,517	284,137
Total assets	3,869,138	3,907,713	4,338,093	4,358,623	4,084,640	4,084,640	3,869,138
Less: Goodwill	46,783	46,783	46,783	46,783	46,783	46,783	46,783
Less: Other intangible assets	18,482	17,158	15,834	14,510	13,186	13,186	18,482
Tangible assets (b)	3,803,873	3,843,772	4,275,476	4,297,330	4,024,671	4,024,671	3,803,873
Tangible common equity to tangible assets (a)/(b)	7.47%	7.94%	7.23%	7.26%	8.11%	8.11%	7.47%
Tangible common equity per common share							
Total stockholders' equity	$ 349,402	$ 369,127	$ 371,635	$ 373,226	$ 386,486	$ 386,486	$ 349,402
Less: Goodwill	46,783	46,783	46,783	46,783	46,783	46,783	46,783
Less: Other intangible assets	18,482	17,158	15,834	14,510	13,186	13,186	18,482
Tangible common equity (c)	284,137	305,186	309,018	311,933	326,517	326,517	284,137
Common shares outstanding (d)	19,848	19,734	19,777	19,778	19,790	19,790	19,848
Tangible common equity per common share (c)/(d)	$ 14.32	$ 15.46	$ 15.63	$ 15.77	$ 16.50	$ 16.50	$ 14.32
Return on average tangible common equity							
Net income	$ 9,161	$ (14,754)	$ 6,432	$ 6,208	$ 5,207	$ 17,846	$ 26,451
Add: Intangible amortization expense (net of tax)	1,046	1,046	1,046	1,046	1,046	3,138	3,138
Net income, excluding intangible amortization (e)	10,207	(13,708)	7,478	7,254	6,253	20,984	29,589
Average total equity	361,735	349,382	367,248	369,217	375,229	370,758	361,260
Less: Average goodwill	46,882	46,783	46,783	46,783	46,783	46,783	47,018
Less: Average other intangible assets (net of tax)	15,109	14,067	13,018	11,969	10,933	11,969	16,149
Average tangible common equity (f)	299,744	288,532	307,447	310,465	317,513	312,006	298,093
Return on average tangible common equity (e)/(f)	13.51%	(18.85%)	9.78%	9.40%	7.83%	8.98%	13.27%
Efficiency ratio							
Noninterest expense	$ 37,260	$ 38,654	$ 39,019	$ 38,752	$ 42,447	$ 120,218	$ 111,503
Less: Intangible amortization expense	1,324	1,324	1,324	1,324	1,324	3,972	3,972
Adjusted noninterest expense for efficiency ratio (g)	35,936	37,330	37,695	37,428	41,123	116,246	107,531
Net interest income	20,395	21,552	22,219	24,001	22,542	68,761	66,287
Noninterest income	28,407	791	25,323	27,371	28,363	81,057	79,439
Tax-equivalent adjustment	180	226	247	255	314	816	444
Total tax-equivalent revenue (h)	48,982	22,569	47,789	51,627	51,219	150,634	146,170
Efficiency ratio (g)/(h)	73.37%	165.40%	78.88%	72.50%	80.29%	77.17%	73.57%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2019	2020	2021	2022	2023
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 285,728	$ 330,163	$ 359,403	$ 356,872	$ 369,127
Less: Goodwill	27,329	30,201	31,490	47,087	46,783
Less: Other intangible assets	18,391	25,919	20,250	22,455	17,158
Tangible common equity (a)	240,008	274,043	307,663	287,330	305,186
Total assets	2,356,878	3,013,771	3,392,691	3,779,637	3,907,713
Less: Goodwill	27,329	30,201	31,490	47,087	46,783
Less: Other intangible assets	18,391	25,919	20,250	22,455	17,158
Tangible assets (b)	2,311,158	2,957,651	3,340,951	3,710,095	3,843,772
Tangible common equity to tangible assets (a)/(b)	10.38%	9.27%	9.21%	7.74%	7.94%
Tangible common equity per common share					
Total stockholders' equity	$ 285,728	$ 330,163	$ 359,403	$ 356,872	$ 369,127
Less: Goodwill	27,329	30,201	31,490	47,087	46,783
Less: Other intangible assets	18,391	25,919	20,250	22,455	17,158
Tangible common equity (c)	240,008	274,043	307,663	287,330	305,186
Common shares outstanding (d)	17,050	17,125	17,213	19,992	19,734
Tangible common equity per common share (c)/(d)	$ 14.08	$ 16.00	$ 17.87	$ 14.37	$ 15.46
Return on average tangible common equity					
Net income	$ 29,540	$ 44,675	$ 52,681	$ 40,005	$ 11,696
Add: Intangible amortization expense (net of tax)	3,224	3,129	3,460	3,756	4,184
Net income, excluding intangible amortization (e)	32,764	47,804	56,141	43,761	15,880
Average total equity	231,084	310,208	346,059	346,355	358,268
Less: Average goodwill	27,329	27,439	30,385	39,415	46,959
Less: Average other intangible assets (net of tax)	16,101	13,309	18,548	17,018	15,624
Average tangible common equity (f)	187,654	269,460	297,126	289,922	295,685
Return on average tangible common equity (e)/(f)	17.46%	17.74%	18.89%	15.09%	5.37%
Efficiency Ratio					
Noninterest expense	$ 142,537	$ 163,799	$ 168,909	$ 158,770	$ 150,157
Less: Intangible amortization expense	4,081	3,961	4,380	4,754	5,296
Adjusted noninterest expense (i)	138,456	159,838	164,529	154,016	144,861
Net interest income	74,551	83,846	87,099	99,729	87,839
Noninterest income	114,194	149,371	147,387	111,223	80,229
Tax-equivalent adjustment	347	455	492	429	671
Total tax-equivalent revenue(j)	189,092	233,672	234,978	211,381	168,739
Efficiency ratio (i)/(j)	73.22%	68.40%	70.02%	72.86%	85.85%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for where otherwise noted)	Quarterly 3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024	Twelve Months Ended September 30, 2024
Noninterest income excluding net Losses on investment securities as a percentage of adjusted revenue						
Noninterest income	$ 28,407	$ 791	$ 25,323	$ 27,371	$ 28,363	$ 81,848
Less: Net gains (losses) on investment securities	—	(24,643)	—	—	—	(24,643)
Noninterest income excluding net losses on investment securities (a)	28,407	25,434	25,323	27,371	28,363	106,491
Net interest income (b)	20,395	21,552	22,219	24,001	22,542	90,314
Adjusted revenue (a) + (b) = (c)	48,802	46,986	47,542	51,372	50,905	196,805
Noninterest income excluding net losses on investment securities as a percentage of adjusted revenue (a) / (c)	58.21%	54.13%	53.26%	53.28%	55.72%	54.11%
Banking fees and other income[1] excluding net losses on investment securities as a percentage of adjusted revenue						
Banking fees and other income[1]	$ 4,531	(20,466)	3,550	$4,933	$ 5,535	($6,448)
Less: Net gains (losses) on investment securities	—	(24,643)	—	—	—	(24,643)
Banking fees and other income[1] excluding net losses on investment securities (d)	4,531	4,177	3,550	4,933	5,535	18,195
Banking fees and other income[1] excluding net losses on investment securities as a percentage of adjusted revenue (d) / (c)	9.28%	8.89%	7.47%	9.60%	10.87%	9.25%

($ in thousands, except for per share data and where otherwise noted)	Annual 2019	2020	2021	2022	2023	Five Year Average
Adjusted net income						
Net Income	$ 29,540	$ 44,675	$ 52,681	$ 40,005	$ 11,696	
Less: Net gains (losses) on investment securities	-	-	-	-	(19,468)	
Adjusted Net Income[2] (e)	29,540	44,675	52,681	40,005	31,164	
Adjusted return on average equity						
Average total equity (f)	231,084	310,208	346,059	346,355	358,268	
Adjusted return on average equity (e)/(f)	12.78%	14.40%	15.22%	11.55%	8.70%	12.53%
Adjusted return on average assets						
Average total assets (g)	2,211,993	2,775,140	3,178,820	3,500,655	3,817,017	
Adjusted return on average assets (e)/(g)	1.34%	1.61%	1.66%	1.14%	0.82%	1.31%

1. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly			Nine months ended	
	3Q 2023	2Q 2024	3Q 2024	September 30, 2024	September 30, 2023
Pre-provision net revenue					
Add: Net interest income	$ 20,395	$ 24,001	$ 22,542	$ 68,761	$ 66,287
Add: Noninterest income	28,407	27,371	28,363	81,057	79,439
Less: Noninterest expense	37,260	38,752	42,447	120,218	111,503
Pre-provision net revenue	11,542	12,620	8,458	29,600	34,223
Adjusted noninterest income					
Noninterest income	$ 28,407	$ 27,371	$ 28,363	$ 81,057	$ 79,439
Less: Adjusted noninterest income items					
BOLI mortality proceeds (not taxable)	—	—	—	—	1,196
Gain on sale of ESOP trustee business	2,775	—	—	—	2,775
Net gain on sale of premises and equipment	—	—	476	476	—
Total adjusted noninterest income items (a)	2,775	—	476	476	3,971
Adjusted noninterest income (b)	25,632	27,371	27,887	80,581	75,468
Adjusted noninterest expense					
Noninterest expense	$ 37,260	$ 38,752	$ 42,447	$ 120,218	$ 111,503
Less: Adjusted noninterest expense items					
HMN merger related expenses	—	563	1,661	2,251	—
Severance and signing bonus expense	343	315	31	626	1,475
Total adjusted noninterest expense items (c)	343	878	1,692	2,877	1,475
Adjusted noninterest expense (d)	36,917	37,874	40,755	117,341	110,028
Adjusted pre-provision net revenue					
Add: Net interest income	$ 20,395	$ 24,001	$ 22,542	$ 68,761	$ 66,287
Add: Adjusted noninterest income (a)	25,632	27,371	27,887	80,581	75,468
Less: Adjusted noninterest expense (c)	36,917	37,874	40,755	117,341	110,028
Adjusted pre-provision net revenue	9,110	13,498	9,674	32,001	31,727
Adjusted Efficiency ratio					
Adjusted noninterest expense (d)	$ 36,917	$ 37,874	$ 40,755	$ 117,341	$ 110,028
Less: Intangible amortization expense	1,324	1,324	1,324	3,972	3,972
Adjusted noninterest expense for efficiency ratio (e)	35,593	36,550	39,431	113,369	106,056
Total tax-equivalent revenue					
Add: Net interest income	20,395	24,001	22,542	68,761	66,287
Add: Adjusted noninterest income (a)	25,632	27,371	27,887	80,581	75,468
Add: Tax-equivalent adjustment	180	255	314	816	444
Total tax-equivalent revenue (f)	46,207	51,627	50,743	150,158	142,199
Adjusted efficiency ratio (e)/(f)	77.03%	70.80%	77.71%	75.50%	74.58%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly			Nine months ended	
Lettered items are continued from the prior slide	3Q 2023	2Q 2024	3Q 2024	September 30, 2024	September 30, 2023
Adjusted net income					
Net Income	$ 9,161	$ 6,208	$ 5,207	$ 17,846	$ 26,451
Less: Adjusted noninterest income (net of tax)[1] (b)	2,192	-	376	376	3,388
Add: Adjusted noninterest expense items (net of tax)[1] (d)	271	694	1,337	2,273	1,164
Adjusted net income (g)	7,240	6,902	6,168	19,743	24,228
Adjusted earnings per share					
Adjusted net income (g)	$ 7,240	$ 6,902	$ 6,168	$ 19,743	$ 24,228
Less: Dividends and undistributed earnings allocated to participating securities	67	38	24	102	186
Adjusted net income available to common (h)	7,173	6,864	6,144	19,641	24,042
Diluted average common shares outstanding (i)	20,095	20,050	20,075	20,037	20,193
Adjusted earnings per share (h) / (i)	0.36	0.34	0.31	0.98	1.19
Adjusted return on average assets					
Average total assets (j)	3,821,601	4,297,294	4,298,080	4,245,181	3,799,645
Adjusted return on average assets (g)/(j)	0.75%	0.65%	0.57%	0.62%	0.85%
Adjusted return on average tangible common equity					
Adjusted net income (g)	$ 7,240	$ 6,902	$ 6,168	$ 19,743	$ 24,228
Add: Intangible amortization expense (net of tax)[1]	1,046	1,046	1,046	3,138	3,138
Adjusted net income, excluding intangible amortization (k)	8,286	7,948	7,214	22,881	27,366
Average total equity	361,735	369,217	375,229	370,758	361,260
Less: Average goodwill	46,882	46,783	46,783	46,783	47,018
Less: Average other intangible assets (net of tax)[1]	15,109	11,969	10,933	11,969	16,149
Average tangible common equity (l)	299,744	310,465	317,513	312,006	298,093
Adjusted return on average tangible common equity (k)/(l)	10.97%	10.30%	9.04%	9.80%	12.27%
Adjusted net interest margin (tax-equivalent)					
Net interest income	$ 20,395	$ 24,001	$ 22,542	$ 68,761	$ 66,287
Less: BTFP Cash interest income	-	4,766	4,113	12,494	-
Add: BTFP interest expense	-	4,307	3,717	11,291	-
Less: Purchase accounting accretion	294	985	152	1,429	969
Net interest income excluding BTFP impact (m)	20,101	22,557	21,994	66,129	65,318
Add: Tax equivalent adjustment for loans and securities (n)	180	255	314	816	444
Adjusted net interest income (m) + (n) = (o)	20,281	22,812	22,308	66,945	65,762
Average earning assets	3,591,478	4,075,003	4,077,716	4,024,942	3,574,675
Less: Average cash proceeds balance from BTFP	-	355,000	303,043	309,051	-
Add: Change in unearned purchase accounting discount	294	985	152	1,429	969
Adjusted interest earning assets (p)	3,591,772	3,720,988	3,774,825	3,717,320	3,575,644
Adjusted net interest margin (tax-equivalent) (o)/(p)	2.24%	2.47%	2.35%	2.41%	2.46%

1. Adjusted items are shown after-tax using a 21% tax rate.